                                                                    EXHIBIT 99.2


                                [MONSANTO LOGO]

                                                       MONSANTO COMPANY
                                                       800 NORTH LINDBERGH BLVD
                                                       ST. LOUIS, MISSOURI 63167


                       THIRD QUARTER AND NINE MONTHS 2005
                                SUPPLEMENTAL DATA
                                    UNAUDITED



NET SALES BY GEOGRAPHY*               THIRD        THIRD                    NINE        NINE
($ in millions)                       QUARTER      QUARTER                  MONTHS      MONTHS
                                      2005         2004         % CHANGE    2005        2004       % CHANGE
-------------------------------------------------------------------------------------------------------------

NORTH AMERICA                         $1,334       $1,061       26%         $3,027      $2,530     20%
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LATIN AMERICA                         $221         $220         --          $843        $778       8%
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EUROPE-AFRICA                         $323         $262         23%         $765        $593       29%
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ASIA-PACIFIC                          $164         $134         22%         $392        $297       32%
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TOTAL COMPANY                         $2,042       $1,677       22%         $5,027      $4,198     20%
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


NET TRADE RECEIVABLES BY
GEOGRAPHY*                            AS OF                    AS OF
($ in millions)                       MAY 31,                  MAY 31,                  HIGHER/
                                      2005                     2004                     (LOWER)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNITED STATES                         $1,574                   $1,557                   $17
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ARGENTINA                             $113                     $173                     $(60)
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BRAZIL                                $262                     $207                     $55
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ALL OTHER COUNTRIES                   $827                     $778                     $49
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TOTAL COMPANY                         $2,776                   $2,715                   $61
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

GROSS PROFIT                           THIRD       THIRD                     NINE        NINE
($ in millions)                        QUARTER     QUARTER                   MONTHS      MONTHS
                                       2005        2004         % CHANGE     2005        2004        % CHANGE
-------------------------------------------------------------------------------------------------------------

CORN SEED AND TRAITS                   $215        $166         30%          $751        $578        30%
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SOYBEAN SEED AND TRAITS                $115        $77          49%          $564        $400        41%
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VEGETABLE AND FRUIT SEED               $42         --           NM           $42           --        NM
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ALL OTHER CROPS SEEDS AND TRAITS       $240        $171         40%          $313        $211        48%
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ROUNDUP AND OTHER GLYPHOSATE-BASED
HERBICIDES                             $244        $235         4%           $535        $489        9%
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ALL OTHER AGRICULTURAL PRODUCTIVITY
PRODUCTS                               $151        $180         (16)%        $313        $355        (12)%
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TOTAL COMPANY                          $1,007      $829         21%          $2,518      $2,033      24%
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


NM = Not Meaningful

* Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.